September 8, 2017

United States Securities and Exchange Commission

Office of Insurance Products

Division of Investment Management

100 F. Street, NE

Washington, DC 20549-0506

RE:	MML Bay State Variable Life Separate Account I

File No. 811-03542, CIK 000705189

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (Act), the above referenced separate account, a unit investment trust registered under the Act, mailed to its policy owners the 2017 semiannual reports for the underlying management investment companies listed in the table below. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The 2017 semiannual reports of the investment companies listed below are incorporated by reference.

Investment Company	CIK
American Century Variable Portfolios, Inc.	0000814680
Variable Insurance Products Fund II	0000831016
MML Series Investment Fund	0000067160
MML Series Investment Fund II	0001317146
Oppenheimer Variable Account Funds	0000752737
T. Rowe Price Equity Series, Inc.	0000918294

Very truly yours,

/s/ James M. Rodolakis

James M. Rodolakis
Vice President
MML Bay State Life Insurance Company